Note 6 - Net Loss Per Share	9 Months Ended
Sep. 30, 2014
Earnings Per Share [Abstract]
Earnings Per Share [Text Block]

6. Net Loss Per Share

Basic net loss per share is computed using the weighted-average number of shares of common stock outstanding. Diluted net loss per share is a measure of the potential dilution that would occur if stock options had been exercised.

The following table reconciles the numerator and denominator used to calculate basic and diluted net loss per share of common stock (In thousands, except per share amounts):

	Three months ended September 30,		Nine months ended September 30,
	2014	2013	2014	2013

Numerator for basic and diluted net loss per share:
Net loss available to common stockholders	$(730)	$(590)	$(1,597)	$(2,193)

Denominator for net loss per share:
Basic and diluted —weighted average shares of common stock outstanding	7,752	7,752	7,752	7,752

Net loss per share:
Basic and diluted	$(0.10)	$(0.07)	$(0.21)	$(0.28)

 Potentially dilutive securities are not included in the diluted net loss calculation, because their inclusion would have been anti-dilutive given the Company’s net loss for the three and nine months ended September 30, 2014 and 2013.

For the three and nine months ended September 30, 2014, there were no shares issuable upon the assumed exercise of stock options and therefore none were included in the calculation of diluted earnings per share, as their inclusion would have been anti-dilutive.

For the three and nine months ended September 30, 2013, 320 and 822 shares issuable upon the assumed exercise of stock options are not included in the calculation of diluted earnings per share, as their inclusion would have been anti-dilutive.